                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) August 11, 1998 (May 29, 1998)
                                                  ------------------------------

                          FLORAFAX INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-5531                 41-0719035
         --------                      ------                 ----------
(State or other jurisdiction       (Commission File        (I.R.S. Employer
     of Incorporation)                 Number)            Identification No.)


8075 20TH STREET, VERO BEACH, FLORIDA                                  32966
-------------------------------------                                  -----
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   561/563-0263
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

The Current Report on Form 8-K, dated June 8, 1998, (the "Original Current Report") of Florafax International, Inc., a Delaware corporation (the "Company") is hereby amended to report the information required by Item 7 that was not available for the filing of the Original Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired

     (1) Marketing Projects, Inc. (MPI) balance sheet as of December 31, 1997, and income statement and statement of cash flows and changes in stockholders' equity for the year ended December 31, 1997 and Independent Auditors Report.
     (2) MPI balance sheet as of March 31, 1998, and income statement and cash flows statement and changes in stockholders equity for the three month periods ended March 31, 1998 and 1997 (unaudited)

(b)   Unaudited Pro Forma Financial Information

     (1) Florafax International, Inc. (Florafax) Pro Forma combined statement of operations for the year ended August 31, 1997.
     (2) Florafax International, Inc. combined statement of operations for the nine months ended May 31, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLORAFAX INTERNATIONAL, INC.
                                        (Registrant)



Date August 11, 1998                    /s/ James H. West
     ---------------                    ------------------------------------
                                        James H. West
                                        Chief Financial Officer

                            Marketing Projects, Inc.

                              Financial Statements

                          Year ended December 31, 1997




                                    CONTENTS

Report of Independent Certified Public Accountants.........................................  1

Audited Financial Statements

Balance Sheets.............................................................................  2
Statements of Operations...................................................................  3
Statements of Changes in Stockholders' Equity .............................................  4
Statements of Cash Flows...................................................................  5
Notes to Financial Statements..............................................................  6


               Report of Independent Certified Public Accountants

Stockholder and Board of Directors
Marketing Projects, Inc.

We have audited the accompanying balance sheet of Marketing Projects, Inc. as of December 31, 1997 and the related statements of operations, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Marketing Projects, Inc. at December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                                      /s/ Ernst & Young LLP

Tampa, Florida
June 26, 1998

                            Marketing Projects, Inc.

                                 Balance Sheets

                                                             DECEMBER 31       MARCH 31
                                                                1997            1998
                                                              ---------       ---------
                                                                             (UNAUDITED)
ASSETS
Current assets:
   Cash                                                       $ 203,057       $  25,215
   Accounts receivable                                            1,859           3,532
   Prepaid expenses and other current assets                         --         130,430
                                                              ---------       ---------
Total current assets                                            204,916         159,177

Property and equipment, at cost
   Fixtures and equipment                                         8,107           8,107
   Computer equipment                                            15,701          15,701
   Vehicle                                                       35,596          35,596
                                                              ---------       ---------
                                                                 59,404          59,404
Accumulated depreciation                                        (27,124)        (28,156)
                                                              ---------       ---------
                                                                 32,280          31,248

Other assets                                                        933             758
                                                              ---------       ---------
Total assets                                                  $ 238,129       $ 191,183
                                                              =========       =========

LIABILITIES AND STOCKHOLDER'S EQUITY
Accounts payable and accrued liabilities                      $   6,440       $   6,733

Stockholder's equity:
   Common stock, $1 par value -- authorized 100,000               2,500           2,500
   shares; issued and outstanding 2,500 shares
   Retained earnings                                            229,189         181,950
                                                              ---------       ---------
Total stockholder's equity                                      231,689         184,450
                                                              ---------       ---------
Total liabilities and stockholder's equity                    $ 238,129       $ 191,183
                                                              =========       =========



SEE ACCOMPANYING NOTES.

                            Marketing Projects, Inc.

                            Statements of Operations


                                                             YEAR ENDED           THREE MONTHS ENDED
                                                             DECEMBER 31               MARCH 31
                                                                1997            1997            1998
                                                             ----------      ----------      ----------
                                                                                     (UNAUDITED)
Commission revenues                                          $1,501,412      $  341,049      $  336,664

Expenses:
   General and administrative                                   109,435          29,600          37,581
   Selling, advertising and promotion                         1,113,779         227,430         345,223
   Depreciation and amortization                                 15,461           3,141           1,207
                                                             ----------      ----------      ----------
Operating income (loss)                                         262,737          80,878         (47,347)

Gains on sale of marketable securities and other
   income                                                       125,280              --             108
                                                             ----------      ----------      ----------
Income (loss) before provision for income taxes                 388,017          80,878         (47,239)

   Provision for income taxes                                     5,640           1,370              --
                                                             ----------      ----------      ----------
Net income (loss)                                            $  382,377      $   79,508      $  (47,239)
                                                             ==========      ==========      ==========



SEE ACCOMPANYING NOTES.

                            Marketing Projects, Inc.

                  Statement of Changes in Stockholder's Equity


                                                          COMMON STOCK
                                                           NUMBER OF        PAR         RETAINED
                                                         SHARES ISSUED     VALUE        EARNINGS           TOTAL
                                                         -------------   ---------      ---------       ---------
Balance at January 1, 1997                                    2,500      $   2,500      $ 214,812       $ 217,312
   Net income                                                    --             --        382,377         382,377
   Distributions                                                 --             --       (368,000)       (368,000)
                                                              -----      ---------      ---------       ---------
Balance at December 31, 1997                                  2,500      $   2,500      $ 229,189       $ 231,689
   Net loss for three-months ended
   March 31, 1998 (unaudited)                                    --             --        (47,239)        (47,239)
                                                              -----      ---------      ---------       ---------
Balance at March 31, 1998 (unaudited)                         2,500      $   2,500      $ 181,950       $ 184,450
                                                              =====      =========      =========       =========



SEE ACCOMPANYING NOTES.

                            Marketing Projects, Inc.

                             Statement of Cash Flows




                                                                   YEAR ENDED         THREE MONTHS ENDED
                                                                   DECEMBER 31             MARCH 31
                                                                      1997           1997           1998
                                                                  ---------       ---------       ---------
                                                                                        (UNAUDITED)
OPERATING ACTIVITIES
Net income (loss)                                                 $ 382,377       $  79,468       $ (47,239)
Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
       Depreciation and amortization                                 15,461           3,141           1,207
       Gain on sale of marketable securities                       (124,995)             --              --
       Changes in operating assets and liabilities:
         Accounts receivable                                         18,053          13,077          (1,673)
         Prepaid expenses and other current assets                       --              --        (130,430)
         Accounts payable and other accrued liabilities              (8,899)         (5,272)            293
                                                                  ---------       ---------       ---------
Net cash provided by (used in) operating activities                 281,997          97,249        (177,842)

INVESTING ACTIVITIES
Capital expenditures                                                (17,388)         (1,256)             --
Proceeds from sale of marketable securities                         247,495              --              --
                                                                  ---------       ---------       ---------
Net cash provided by (used in) investing activities                 230,107          (1,256)             --

FINANCING ACTIVITIES
Distributions                                                      (368,000)        (75,000)             --
                                                                  ---------       ---------       ---------

Net increase (decrease) in cash                                     144,104          20,993        (177,842)
Cash at beginning of the period                                      58,953          58,953         203,057
                                                                  ---------       ---------       ---------
Cash at end of the period                                         $ 203,057       $  79,946       $  25,215
                                                                  =========       =========       =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION
Cash paid during the period for income taxes                      $   3,800       $     950       $   5,640
                                                                  =========       =========       =========



SEE ACCOMPANYING NOTES.

                            Marketing Projects, Inc.

                          Notes to Financial Statements

                                December 31, 1997


1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Marketing Projects, Inc. (the Company), a California Corporation, is engaged in the business of marketing, through large United States corporations, floral arrangements and floral related gift products to principally individual consumers throughout the United States. Such floral arrangements and gift products are provided directly to consumers by Florafax International Inc. (Florafax) pursuant to a servicing agreement that provides for a commission to the Company.

The Company's business is highly cyclical, with large portions of commission revenue realized near major United States holidays.

The Company maintains their underlying books and records on the federal income tax basis. These financial statements include adjustments necessary for a presentation in accordance with generally accepted accounting principles.

INTERIM FINANCIAL INFORMATION

The accompanying unaudited financial information as of March 31, 1998 and for the three months ended March 31, 1998 and 1997 have been prepared in accordance with generally accepted accounting principles for interim financial information and with the applicable sections of Regulation S-B. Accordingly, all information and footnotes that are otherwise required under generally accepted accounting principles and Regulation S-B are not required as it relates to the interim financial information. However, in the opinion of management of the Company, all adjustments (consisting of normal recurring accruals) necessary to present fairly the unaudited interim financial information have been included. Results for the three months ended March 31, 1998 are not necessarily indicative of the results that may be expected for the full fiscal year.

REVENUE RECOGNITION

Commission revenues relate principally to commissions under the servicing agreement with Florafax. Commission revenue is recognized as a percentage of the sales revenue to the benefit of Florafax, for its sale of floral arrangements and related gift products, at the time of delivery of the product to the consumer.

                            Marketing Projects, Inc.

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

Property and equipment is carried at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Estimated useful lives are three years for fixtures and equipment, computers and the vehicle.

INCOME TAXES

The Company has elected to be treated as an S corporation under the Internal Revenue Code. In lieu of corporate income taxes, the stockholders of an S Corporation are taxed on their proportionate share of the taxable income of the Company. The Company is still liable for income taxes in the state of California. However, for the three-month period ended March 31, 1998, this liability is deemed immaterial. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements for the three-month period ended March 31, 1998.

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising expense amounted to $23,230 in 1997.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                            Marketing Projects, Inc.

2. LEASES

Non-cancelable obligations under an operating lease for office space are as follows for each year ending December 31:
                                                         MINIMUM
                                                          LEASE
                                                         PAYMENTS
                                                         --------
        1998                                             $ 23,137
        1999                                               23,137
        2000                                                3,856
        Thereafter                                             --
                                                         --------
        Total                                            $ 50,130
                                                         ========

Total rent expense under the operating lease for 1997 amounted to $19,211.

3. RETIREMENT PLAN

The Company sponsors a profit sharing plan covering all employees. Contributions under the plan are discretionary and, accordingly, the Company may contribute up to 13% of the employees annual salary. During 1997, the Company contributed and expensed $100,627 under the plan. All costs have been expensed as incurred by the Company.

4. YEAR 2000 ISSUE (UNAUDITED)

The Company modified its information technology to be ready for the year 2000 and converted critical data processing systems. The Company completed the project in 1997 and has only incurred the costs to upgrade and replace systems in the normal course of business. All costs have been expensed as incurred by the Company.

5. SUBSEQUENT  EVENT

On May 29, 1998, Florafax acquired substantially all the assets and assumed substantially all of the liabilities of the Company, pursuant to an Asset Purchase and Sale Agreement, dated May 29, 1998, by and between the Company and Florafax. The sale consideration exceeded the net book values of the Company's assets and liabilities on the date of the sale.

                          Florafax International, Inc.

            Unaudited Pro Forma Consolidated Statement of Operations

                                     Summary


The accompanying unaudited pro forma consolidated statements of operations of Florafax International, Inc. (Florafax) for the fiscal year ended August 31, 1997 and the nine-months ended May 31, 1998 includes the historical and pro forma effects of the acquisition of Marketing Projects, Inc. (MPI), which was consummated on May 29, 1998, effective on May 1, 1998. In connection with the acquisition, the Company incurred $2.5 million in bank debt. The accompanying unaudited pro forma consolidated statements of operations includes the effects on such financials statements of that debt.

The pro forma effects are based on the historical statement of operations of the acquired business giving effect to the transaction under the purchase method of accounting. As such, the total cost of the acquisition has or will be allocated to the net tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of the acquisition. Accordingly, the allocations reflected in the pro forma statement of operations are preliminary and subject to revision.

The unaudited pro forma consolidated statement of operations are not intended to purport to be indicative of the actual results of operations that would have been achieved had the acquisition in fact been consummated at the beginning of the periods presented. Such pro forma financial information should be read in conjunction with the Consolidated Financial Statements and Notes of Florafax.

                          Florafax International, Inc.

            Unaudited Pro Forma Consolidated Statement of Operations

                        Fiscal year ended August 31, 1997

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                (b)                     (c)
                                             FLORAFAX                  MPI
                                             YEAR ENDED             YEAR ENDED             PRO FORMA           PRO FORMA
                                          AUGUST 31, 1997        DECEMBER 31, 1997        ADJUSTMENTS            TOTALS
                                          ---------------        -----------------        ------------         ---------
Net Revenues:                                  $11,609                $ 1,501               $(1,501) (d)        $11,609

Expenses:
   General and administrative                    5,668                    109                    --               5,777
   Selling and advertising                       3,379                  1,114                (1,501) (d)          2,992
   Depreciation and amortization                   261                     15                    90  (e)            416
                                                                                                 50  (f)
   Directory publishing                            383                     --                    --                 383
                                               -------                -------               -------             -------

Operating income                                 1,918                    263                  (140)              2,041

Other income                                       996                    125                  (133) (g)            988
                                               -------                -------               -------             -------

Income before provision for
    income taxes                                 2,914                    388                  (273)              3,029

Benefit (provision) for income taxes               519                     (6)                  (37)(h)             476
                                               -------                -------               -------             -------
Net income                                     $ 3,433                $   382               $  (310)            $ 3,505
                                               =======                =======               =======             =======

Net income per share:
    Primary                                    $  0.40                                                          $  0.41
                                               =======                                                          =======
    Fully diluted                              $  0.39                                                          $  0.40
                                               =======                                                          =======



SEE ACCOMPANYING NOTES.

                          Florafax International, Inc.

       Notes to Unauditied Pro Forma Consolidated Statement of Operations

                           Year ended August 31, 1997


a) The unaudited proforma consolidated statement of operations for the fiscal year ended August 31, 1997 does not give effect to any potential cost savings and synergies that could result from the MPI acquisition.
b) This column represents the historical consolidated statement of operations of Florafax for the fiscal year ended August 31, 1997.
c) This column represents the historical statement of operations of MPI for the year ended December 31, 1997.
d) This adjustment represents the elimination of commission revenue paid/accrued to MPI, by Florafax.
e) This adjustment represents the amortization expense on the goodwill that would have been recorded in connection with the MPI acquisition. For purposes of the pro forma presentation, it is assumed that the excess of the purchase price over the net tangible assets acquired will be allocated to goodwill and amortized over 40 years.
f) This adjustment represents the amortization expense of the non-compete agreement related to the purchase of MPI. The non-compete agreement is to be amortized over its term of two years.
g) This adjustment represents management's best estimate of the effect on interest expense of the incurred debt and the reduction of interest income associated with the cash used to fund the purchase of MPI.
h) This adjustment represents the additional income tax expense the Company would have provided if MPI was acquired at the beginning of the fiscal year.

                          FloraFax International, Inc.

            Unaudited Pro Forma Consolidated Statement of Operations

                         Nine-months ended May 31, 1998

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                               (b)                  (c)
                                            FLORAFAX                MPI
                                       NINE-MONTHS ENDED    EIGHT-MONTHS ENDED       PRO FORMA           PRO FORMA
                                          MAY 31, 1998        APRIL 30, 1998        ADJUSTMENTS             TOTALS
                                       -----------------    ------------------      -----------          ------------

Net Revenues:                               $ 10,712             $    993             $   (993)            $ 10,712

Expenses:
   General and administrative                  5,064                   99                   --                5,163
   Selling and advertising                     3,297                  908                 (993)(d)            3,212
   Depreciation and amortization                 247                   10                   60 (e)              350
                                                                                            33 (f)
   Directory publishing                          301                   --                   --                  301
                                            --------             --------             --------             --------

Operating income (loss)                        1,803                  (24)                 (93)               1,686

Other income                                     136                  125                 (122)(g)              139
                                            --------             --------             --------             --------

Income before provision for
   income taxes                                1,939                  101                 (215)               1,825

Provision for income taxes                      (721)                  (2)                  45 (h)             (678)
                                            --------             --------             --------             --------
Net income                                  $  1,218             $     99             $   (170)            $  1,147
                                            ========             ========             ========             ========

Net income per share:
   Primary                                  $   0.14                                                       $   0.13
                                            ========                                                       ========
   Fully diluted                            $   0.14                                                       $   0.13
                                            ========                                                       ========



SEE ACCOMPANYING NOTES.

                          Florafax International, Inc.

        Notes to Unaudited Pro Forma Consolidated Statement of Operations

                         Nine-months ended May 31, 1998


a) The unaudited proforma consolidated statement of operations for the nine-months ended May 31, 1998 does not give effect to any potential cost savings and synergies that could result from the MPI acquisition.
b) This column represents the historical consolidated statement of operations of Florafax for the nine-months ended May 31, 1998.
c) This column represents the historical statement of operations of MPI for the eight-months ended April 30, 1998.
d) This adjustment represents the elimination of commission revenue paid/accrued to MPI, by Florafax.
e) This adjustment represents the amortization expense on the goodwill that would have been recorded in connection with the MPI acquisition. For purposes of the pro forma presentation, it is assumed that the excess of the purchase price over the net tangible assets acquired will be allocated to goodwill and amortized over 40 years.
f) This adjustment represents the amortization expense of the non-compete agreement related to the purchase of MPI. The non-compete agreement is to be amortized over its term of two years.
g) This adjustment represents management's best estimate of the effect on interest expense of the incurred debt and the reduction of interest income associated with the cash used to fund the purchase of MPI.
h) This adjustment represents the reduction in the income tax expense the Company would have provided if MPI was acquired at the beginning of the fiscal period.